SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     FORM 8-K


                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 25, 2002
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                          CASCADE FINANCIAL CORPORATION
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                (Exact Name of Registrant as Specified in Charter)


               Washington               0-25286             91-0167790
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     (State or other jurisdiction    (Commission       (IRS Employer Identi-
           of incorporation)          File Number)        fication Number)


                                2828 Colby Avenue
                           Everett, Washington  98201
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                 (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code:  (425) 339-5500
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ITEM 5.  Other Events

         On September 25, 2002, Cascade Financial Corporation (the "Company"), parent company of Cascade Bank, declared a $.05 quarterly dividend, the Company's first cash dividend. The dividend will be paid on October 30, 2002 to shareholders of record on October 9, 2002. The Press Release announcing the declaration of dividend is attached as Exhibit 99.

ITEM 7.  Exhibits

         99         Press Release dated September 25, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  October 2, 2002

                                              CASCADE FINANCIAL CORPORATION



                                              By: /s/ Lars H. Johnson
                                                  -------------------
                                                 Lars H. Johnson
                                                 Chief Financial Officer